UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2014

SUGAR CREEK FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	0-55170	38-3920636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

28 West Broadway, Trenton, Illinois 62293
(Address of principal executive offices, including zip code)

(618) 224-9228
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Sugar Creek Financial Corp. (the “Company”) was held on August 18, 2014.  The final results of the vote on each matter submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three year terms or until their successors are elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Timothy P. Fleming	486,486	23,763	227,674
Daniel S. Reilly	453,886	56,363	227,674

2.
The appointment of Michael Trokey & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015 was ratified by stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
694,561	43,102	260	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        SUGAR CREEK FINANCIAL CORP.

              Date:  August 19, 2014                                                 By:   /s/ Robert J. Stroh, Jr.
Robert J. Stroh, Jr.
Chief Executive Officer and
Chief Financial Officer